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                          REGISTRATION RIGHTS AGREEMENT

                                     between

                                  eSpeed, INC.

                                       and

                           THE INVESTORS NAMED HEREIN

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                                TABLE OF CONTENTS

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                                                                            ----

RECITALS.......................................................................1

ARTICLE I
      DEMAND REGISTRATIONS.....................................................1
      1.1   Requests for Registration..........................................1
      1.2   Number of Demand Registrations; Expenses...........................2
      1.3   Effective Registration Statement...................................2
      1.4   Priority on Demand Registrations...................................2
      1.5   Subsequent Registration Rights.....................................2

ARTICLE II
      PIGGYBACK REGISTRATIONS..................................................3
      2.1   Right to Piggyback.................................................3
      2.2   Piggyback Expenses.................................................3
      2.3   Priority on Primary Registrations..................................3
      2.4   Priority on Secondary Registrations................................3

ARTICLE III
      HOLDBACK AGREEMENTS......................................................4

ARTICLE IV
      REGISTRATION PROCEDURES..................................................4

ARTICLE V
      REGISTRATION EXPENSES....................................................6
      5.1   Registration Expenses..............................................6
      5.2   Sellers' Expenses..................................................7

ARTICLE VI
      UNDERWRITTEN OFFERINGS...................................................7
      6.1   Demand Underwritten Offerings......................................7
      6.2   Incidental Underwritten Offerings..................................7

ARTICLE VII
      INDEMNIFICATION..........................................................7
      7.1   Company's Indemnification Obligations..............................7
      7.2   Holder's Indemnification Obligations...............................8


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      7.3   Notices; Defense; Settlement.......................................9
      7.4   Indemnity Provision...............................................10
      7.5   Contribution Based on Relative Fault..............................10
      7.6   Payments..........................................................11

ARTICLE VIII
      PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.............................11

ARTICLE IX
      DEFINITIONS.............................................................11
      9.1   Terms.............................................................11
      9.2   Defined Terms in Corresponding Sections...........................13

ARTICLE X
      MISCELLANEOUS...........................................................13
      10.1  Remedies..........................................................13
      10.2  Amendments and Waivers............................................14
      10.3  Successors and Assigns............................................14
      10.4  Notices...........................................................14
      10.5  Headings..........................................................15
      10.6  Gender............................................................15
      10.7  Invalid Provisions................................................15
      10.8  Governing Law.....................................................15
      10.9  Counterparts......................................................15
      10.10  Deferral.........................................................15
      10.11 Additional Investors..............................................16

ARTICLE XI
      RULE 144 REPORTING......................................................16


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            REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of
December 9, 1999 between eSpeed, Inc., a Delaware corporation (the "Company"), and the other parties that have executed the signature pages hereto (the "Initial Investors") or otherwise execute a joinder agreement and become a party hereto (collectively, the "Investors").

                                    RECITALS

            WHEREAS, the Company and the Initial Investors have entered into an Assignment and Assumption Agreement, dated as of the date hereof, pursuant to which the Company issued certain securities to each of the Initial Investors;

            NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                              DEMAND REGISTRATIONS

            1.1 Requests for Registration. Subject to Sections 1.2 and 1.3 hereof, the Required Investors may request, in writing, registration under the Securities Act of all or part of their Registrable Securities. Within twenty
(20) days after receipt of any such request, the Company will give notice of such request to all other Investors. Thereafter, the Company will use all reasonable efforts to effect the registration under the Securities Act (i) on Form S-1 or any similar long-form registration statement (a "Long-Form Registration") or (ii) on Form S-3 or any similar short-form registration statement (a "Short-Form Registration") if the Company qualifies to effect a Short Form Registration, and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company's notice, subject to the provisions of Section 1.4. All registrations requested pursuant to this Section 1.1 are referred to herein as "Demand Registrations". The Company shall not be required to effect any Demand Registration requested by a Required Investor if either (a) within the six (6) months preceding the receipt by the Company of such request, the Company has filed a registration statement to which the Piggyback Registration rights set forth in Article II hereof apply or (b) such Required Investor may sell all of the Registrable Securities requested to be included in such Demand Registration without registration under the Securities Act, pursuant to the exemption provided by (i) Rule 144(k) under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

            1.2 Number of Demand Registrations; Expenses. Subject to Sections
1.1 and 1.3 hereof, the Required Investors shall be entitled to an aggregate of three (3) Demand
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Registrations, with no more than one (1) of such Demand Registrations being a
Long-Form Registration; provided, however, that the Company need not effect any requested Demand Registration unless the expected proceeds of such registration exceed $1,000,000. The Company will pay all Registration Expenses in connection with any Demand Registration, including any Registration Statement that is not deemed to be effected pursuant to the provisions of Section 1.3 hereof.

            1.3 Effective Registration Statement. A registration requested pursuant to Section 1.1 of this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the Commission, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, and, as a result thereof, the Registrable Securities covered thereby have not been sold or (iii) the Registration Statement does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until ninety (90) days after the commencement of the distribution by the holders of the Registrable Securities included in such Registration Statement. If a registration requested pursuant to this Article I is deemed not to have been effected as provided in this Section 1.3, then the Company shall continue to be obligated to effect the number of Demand Registrations set forth in Section 1.2 without giving effect to such requested registration.

            1.4 Priority on Demand Registrations. If the Company includes in any underwritten Demand Registration any securities which are not Registrable Securities and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other shares of Common Stock proposed to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will first include in such registration, to the exclusion of any other securities, the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, pro rata among the Investors on the basis of the amount of Registrable Securities requested to be offered thereby.

            1.5 Subsequent Registration Rights. From and after the date of this Agreement, in the event the Company shall, without the written consent of a majority of the holders of Registrable Securities, enter into any agreement with holders or a prospective holder of any securities of the Company giving such holder or prospective holder registration rights the terms of which are more favorable in the aggregate than the registration rights granted to the holders of Registrable Securities hereunder, the Company shall notify the holders of Registrable Securities of such more favorable terms and this agreement shall be modified to reflect such terms.


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                                   ARTICLE II
                             PIGGYBACK REGISTRATIONS

            2.1 Right to Piggyback. Following the closing of the Public Offering, whenever the Company proposes to register any of its equity securities under the Securities Act (other than pursuant to a Demand Registration and other than for use in a Rule 145 transaction or for registrations for employee plans) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give notice to all Investors of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen
(15) days after the receipt of the Company's notice, subject to the provisions of Section 2.3 and 2.4 hereof. Such requests for inclusion shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof.

            2.2 Piggyback Expenses. The Registration Expenses of the Investors will be paid by the Company in all Piggyback Registrations.

            2.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, that number of the Registrable Securities proposed to be included in such registration, pro rata among the respective holders thereof based upon the total number of shares which such holders proposed to include in such registration and (iii) that number of other shares of Common Stock proposed to be included in such registration, pro rata among the respective holders thereof based upon the total number of shares which such holders propose to include in such registration.

            2.4 Priority on Secondary Registrations. If a Piggyback Registration is not a Demand Registration pursuant to Article I hereof but is an underwritten secondary registration on behalf of holders (other than the Investors) of the Company's securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of shares of Common Stock requested to be included by holders and (ii) second, the Registrable Securities requested to be included in such registration by the Investors pro rata based upon the number of shares which such Investors requested to be included.


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                                   ARTICLE III
                               HOLDBACK AGREEMENTS

            Holdback Obligations. Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the seven (7) days prior to, and the 90-day period beginning on, the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless (i) the managing underwriters of the registered public offering otherwise agree or (ii) the executive officers, directors and 10% stockholders of the Company shall not be similarly restricted.

                                   ARTICLE IV
                             REGISTRATION PROCEDURES

            Whenever holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as possible, and pursuant thereto the Company will as expeditiously as reasonably possible:

            (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the holders of Registrable Securities copies of all such documents proposed to be filed and (ii) notify each holder of Registrable Securities covered by such Registration Statement of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered;

            (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;


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            (c) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and, in each case including all exhibits) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

            (e) use all reasonable efforts (if the offering is underwritten) to furnish to each seller of Registrable Securities a signed copy, addressed to such seller (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholders, dated the effective date of such Registration Statement (and, if such Registration Statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

            (f) notify each seller of Registrable Securities, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;


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            (g) cause all such Registrable Securities to be listed on each securities exchange and quotation system on which similar securities issued by the Company are then listed and, if such securities are not then listed on a national securities exchange or the Nasdaq Stock Market, cause them to be so listed or qualified; provided, that the Company then meets or is reasonably capable of meeting the eligibility requirements for such an exchange or system and such exchange or system is reasonably satisfactory to the managing underwriters, and to enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

            (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

            (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act;

            (j) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

            (k) promptly notify the holders of the Registrable Securities of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus.

                                    ARTICLE V
                              REGISTRATION EXPENSES

            5.1 Registration Expenses. All registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including the fees and expenses of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, listing fees for securities to be registered on a national securities exchange or the Nasdaq Stock Market


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and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company and reasonable fees and expenses of one counsel to the holders representing more than 50% of the Registrable Securities registered in connection with the subject registration (all such expenses being herein called "Registration Expenses"), will be borne as provided in Sections 1.2 and 2.2 of this Agreement.

            5.2 Sellers' Expenses. The Company shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registered Securities, which expenses will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                                   ARTICLE VI
                             UNDERWRITTEN OFFERINGS

            6.1 Underwriting Agreement. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of the Registrable Securities will cooperate in good faith with the Company in the negotiation of the underwriting agreement.

            6.2 Obligations of Participants in Underwritten Offerings. No Person may participate in any underwritten registration hereunder unless such Person
(i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.

                                   ARTICLE VII
                                 INDEMNIFICATION

            7.1 Company's Indemnification Obligations. The Company agrees to indemnify and hold harmless each of the holders of any Registrable Securities covered by any Registration Statement referred to herein and each other Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Holder Indemnitees"), as follows:

                  (i) against any and all loss, liability, claim, damage or
            expense arising out of or based upon an untrue statement or alleged untrue statement of a material


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

            fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense incurred by them in
            connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of any holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto); and provided further, that the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 7.1 with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder.

            7.2 Holder's Indemnification Obligations. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from


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such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made about such holder in reliance upon and in conformity with information furnished to the Company by or on behalf of such holder. The obligations of each holder pursuant to this
Section 7.2 are to be several and not joint; provided, that, with respect to each claim pursuant to this Section 7.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such holder.

            7.3 Notices; Defense; Settlement. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1 or Section 7.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 7.1 or Section 7.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by the Required Investors or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without


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limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

            7.4 Indemnity Provision. The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

            7.5 Contribution Based on Relative Fault. If the indemnification provided for in Sections 7.1 and 7.2 of this Agreement is unavailable or insufficient to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7.1 or Section 7.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such Registration Statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 7.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 7.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 7.5. Promptly after receipt by an indemnified party under this Section 7.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 7.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 7.3 of this Agreement has not been given with respect to such action; provided, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 7.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company


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and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            7.6 Payments. The indemnification required by this Article VII shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                  ARTICLE VIII
                                   DEFINITIONS

            8.1 Terms. As used in this Agreement, the following defined terms shall have the meanings set forth below:

            "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

            "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company and any securities into which the Class A Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class A Common Stock.

            "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Company and any securities into which the Class B Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class B Common Stock.

            "Commission" means the U.S. Securities and Exchange Commission.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

            "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            "Prospectus" means the Prospectus included in any Registration Statement (including without limitation, a Prospectus that disclosed information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Public Offering" means the consummation of the initial underwritten public offering of Class A Common Stock registered under the Securities Act of 1933, as amended.

            "Registrable Securities" means (i) the Class A Common Stock issued or issuable at any time to an Initial Investor, including, without limitation, in connection with the conversion of any Class B Common Stock into Class A Common Stock or the exercise of any warrant or option to purchase any Class A Common Stock and (ii) any securities issued or issuable with respect to such shares of Class A Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Registrable Securities will continue to maintain their status as Registrable Securities in the hands of any transferee from an Initial Investor provided such transferee executes a joinder agreement described by Section 9.11. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) publicly resold pursuant to Rule 144 (or any similar rule then in force) under the Securities Act and, in each case, new certificates for them not bearing a restrictive Securities Act legend have been delivered by the Company and can be sold without complying with the registration requirements of the Securities Act.

            "Registration Statement" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

            "Required Investors" means, as of the date of any determination thereof, the holders of Registrable Securities representing an aggregate of not less than 25% (by number of shares) of all Registrable Securities.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

            8.2 Defined Terms in Corresponding Sections. The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

"Agreement"                                           --    Preamble
"Company"                                             --    Preamble
"Demand Registrations"                                --    Section 1.1
"Holder Indemnitees"                                  --    Section 7.1
"Long-Form Registration"                              --    Section 1.1
"Piggyback Registration"                              --    Section 2.1
"Registration Expenses"                               --    Section 5.1
"Short-Form Registration"                             --    Section 1.1
"Initial Investors"                                   --    Preamble
"Investors"                                           --    Preamble

                                   ARTICLE IX
                                  MISCELLANEOUS

            9.1 Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

            9.2 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Investors representing a majority of the Registrable Securities then outstanding. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

            9.3 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

            9.4 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by pre-paid registered or certified mail, return receipt requested or mailed by overnight courier prepaid to the parties at the following addresses or facsimile numbers:

            If to the Company, to:

                    eSpeed, Inc.
                    One World Trade Center
                    103rd Floor
                    New York, NY 10023
                    Facsimile No.: (212) 262-1079
                    Attn.: Stephen M. Merkel

                    with a copy to:

                    Morgan, Lewis & Bockius LLP
                    101 Park Avenue
                    New York, New York 10178
                    Facsimile No.: (212) 309-6273
                    Attn.: Christopher T. Jensen

            If to any Investor, to:

                    The last address (or facsimile number) for such Person set forth in the records of the Company.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9.4, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9.4, be deemed given upon receipt of confirmation,
(iii) if delivered by mail in the manner described above to the address as provided in this Section 9.4, be deemed given on the earlier of the third full Business Day following the day of mailing or upon receipt, and (iv) if delivered by overnight courier to the address provided in this Section 9.4, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            9.5 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

            9.6 Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

            9.7 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

            9.8 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York; provided, however, that all provisions of this Agreement within the purview of the General Corporation Law of the State of Delaware shall be governed by such law.

            9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            9.10 Deferral. Notwithstanding the provisions of Articles I and II, the Company's obligations to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for a period not to exceed 90 consecutive days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company's board of directors or counsel, should not be disclosed; provided further, that the Company may not invoke the foregoing provision more than two (2) times in any twelve (12) month period.

            9.11 Additional Investors. Any transferee of Registrable Securities from an Initial Investor shall be entitled to the benefits of this Agreement upon execution by such transferee of a joinder agreement in form reasonably satisfactory to the Company stating that such transferee agrees to be bound by the terms hereof as an "Investor."

                                    ARTICLE X
                               RULE 144 REPORTING

            The Company hereby agrees as follows:

                  (a) The Company shall use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first Public Offering.

                  (b) The Company shall use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to each holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first Public Offering), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Registrable Securities to sell any such securities without registration.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        COMPANY:

                                        eSPEED, INC.

                                        By: /s/ Douglas B. Gardner
                                            ------------------------------------
                                            Name: Douglas B. Gardner
                                            Title: Vice Chairman


                                        INVESTORS:

                                        CANTOR FITZGERALD SECURITIES

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President


                                        CANTOR FITZGERALD, L.P.

                                        By: CF GROUP MANAGEMENT,
                                            INC., its managing partner

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President

                [Signature Page to Registration Rights Agreement]